Exhibit 10.1

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

Fiscal Year 2005 Performance Objectives:

Target Financial Performance and Payouts as Percentage of Target

Exhibit A to Executive Variable Compensation Plan

For FY2005, target financial performance consists of:

Cash Flow from Operations	$136 million
Net Revenues	$205 million

Payouts expressed as percentage of target bonus for each participant versus actual levels of financial performance versus Plan targets are as follows:

Operating Cash Flow	Net Revenues
	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	225%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

90%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%	[**]%

For FY 2005 bonus payouts under the Plan will be in accordance with the Plan and the above award calculation matrix; provided however, that any payout above 100% of target bonus on either Operating Cash Flows or Net Revenues is subject to review and approval by the Board of Directors.

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